UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2023

SKILLZ INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39243	84-4478274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6625 Badura Avenue
Las Vegas, Nevada 89118
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 762-0511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKLZ	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Reverse Stock Split
On June 20, 2023, the stockholders of Skillz Inc. (“Skillz” or the “Company”) voted at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to grant the Board of Directors (the “Board”) discretionary authority, at any time prior to the one-year anniversary of the Annual Meeting, to amend the Company’s Certificate of Incorporation (the “Charter”) to effect (a) a reverse stock split (the “Reverse Stock Split”) to reduce the number of shares of our outstanding Class A Common Stock and Class B Common Stock (together, the “Common Stock”) by combining shares of our Common Stock into a lesser number of shares of Common Stock by a ratio of not less than 1-for-10 and not more than 1-for-20 shares (the “Ratio Range”) and (b) a reduction in the number of authorized shares of Common Stock by a corresponding proportion (the “Authorized Share Reduction”).
Following stockholder approval, our Board had the authority to decide, in its sole discretion, without further action by the stockholders, (i) whether to effect the Reverse Stock Split within twelve months of the Annual Meeting date, (ii) the specific timing of effectiveness of the Reverse Stock Split and (iii) the exact ratio of the Reverse Stock Split and Authorized Share Reduction within the Ratio Range (the “Final Ratio”).
On June 22, 2023, the Board approved the Final Ratio of 1-for-20. The Reverse Stock Split became effective on June 23, 2023 upon filing of a Certificate of Amendment (the “Reverse Stock Split Certificate of Amendment”) to the Company’s Charter with the Secretary of State of the State of Delaware (the “Effective Time”).
As a result of the Reverse Stock Split, every 20 shares of issued and outstanding Common Stock were, at the Effective Time, combined and converted into one issued and outstanding share of Common Stock, and the number of authorized shares of Common Stock was reduced proportionately. The par value per share of Common Stock remains unchanged. No fractional shares will be issued as a result of the Reverse Stock Split. Instead, stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the closing price of our Class A Common Stock on the New York Stock Exchange (the “NYSE”) on June 23, 2023.
The Reverse Stock Split affects all stockholders uniformly and will not alter any stockholder’s percentage interest in the Company’s common stock, except for adjustments that may result from the treatment of fractional shares as described above.
The Company’s Class A Common Stock will begin trading on a split-adjusted basis on the NYSE at market open on June 26, 2023. The trading symbol for the Common Stock will remain “SKLZ.” The new CUSIP number for the Class A Common Stock following the Reverse Stock Split is 83067L208.
The foregoing descriptions of the Reverse Stock Split and Reverse Stock Split Certificate of Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1 and is incorporated into this report by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Shares Voted For		Shares Voted Against	Abstentions	Broker Non-Votes
Election of Directors

Andrew Paradise	1,428,113,747	40,788,920	1,406,211	128,801,577
Casey Chafkin	1,432,019,295	36,680,966	1,608,617	128,801,577
Kevin Chessen	1,465,241,837	3,207,671	1,859,370	128,801,577
Henry Hoffman	1,454,558,041	13,827,170	1,923,667	128,801,577
Alex Mandel	1,465,423,888	3,037,023	1,847,967	128,801,577
Seth Schorr	1,454,556,772	13,881,650	1,870,456	128,801,577
Kent Wakeford	1,416,114,650	52,353,018	1,841,210	128,801,577

Approval of Amendment to the Company’s Charter to Reflect New Delaware Law Provisions Regarding Officer Exculpation	1,439,749,655	28,567,543	1,991,680	128,801,577

Approval of Amendment to the Company’s Charter to provide the Board with discretion to effect a reverse stock split of the Company’s Common Stock	1,579,648,972	15,124,846	4,336,637	N/A

Item 7.01.    Regulation FD Disclosure.
On June 22, 2023, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except to the extent such other filing specifically incorporates such information by reference.

Item 8.01.    Other Events.
The information provided in Item 5.03 is hereby incorporated by reference.
The Company has registration statements on Form S-8 (File No. 333-253394 and 333-258662) on file with the Securities and Exchange Commission (the “Commission”). Commission regulations permit the Company to incorporate by reference future filings made with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by registration statements filed on Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this Current Report on Form 8-K is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statements of the Company described above are proportionately reduced as of the Effective Time to give effect to the Reverse Stock Split.
Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Reverse Stock Split Certificate of Amendment to the Certificate of Incorporation of Skillz Inc.
99.1	Press Release dated June 22, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBR document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKILLZ INC. (registrant)

Date: June 23, 2023	By:	/s/ Charlotte Edelman
	Name:	Charlotte Edelman
	Title:	General Counsel and Corporate Secretary